EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, J. Michael French., the President and Chief Executive Officer of Marina Biotech, Inc. (“Marina Biotech”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Marina Biotech on Form 10-K for the year ended December 31, 2013 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in the Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Marina Biotech.

	By:	/s/ J. Michael French
Name: J. Michael French
Title: Principal Executive Officer
Principal Financial Officer

Date: August 4, 2014

A signed original of this written statement required by Section 906 has been provided to Marina Biotech and will be retained by Marina Biotech and furnished to the Securities and Exchange Commission or its staff upon request.

This certification accompanies each periodic report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by Marina Biotech for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.